Exhibit 10.1

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

THIS SECOND AMENDMENT (this “Amendment”) to the Second Amended and Restated Stockholders Agreement, dated as of September 21, 2007, as amended by the Amendment, dated as of July 2, 2013 (together, the “Agreement”), among HD Supply Holdings, Inc. (formerly known as HDS Investment Holding, Inc.) (the “Company”) and the stockholders from time to time party thereto, is made and entered into as of this 13th day of November, 2013, by the Company, the Bain Investors, the Carlyle Investors, the CD&R Investors, JFI-HDS, LLC (“JFI”) and JFI-HDS Affiliates, LLC (“JFI Affiliates” and, together with JFI, the “MJ Investors”).  All capitalized terms used herein but not defined herein shall have the meaning assigned to them in the Agreement, and, except as otherwise provided below, references herein to a specific Section or Schedule will refer, respectively, to the corresponding Section or Schedule of the Agreement.

WHEREAS, the Company, the Bain Investors, the Carlyle Investors, the CD&R Investors and the MJ Investors desire to amend the Agreement on the terms and subject to the conditions set forth herein, with such amendments to become effective as of December 31, 2013.

WHEREAS, pursuant to Section 5.3 of the Agreement, this Amendment has been approved by Stockholders holding in excess of 50% of the outstanding Voting Securities of the Stockholders and has been unanimously approved by the Principal Investors.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants in the Agreement and hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.                                      Removal of the MJ Investors as Parties to the Stockholders Agreement.

The MJ Investors desire to be removed, and the Company, the Bain Investors, the Carlyle Investors and the CD&R Investors desire to have the MJ Investors removed, as parties to the Agreement. The MJ Investors hereby consent to be, and hereby are, removed as parties to the Agreement as of December 31, 2013 (the “Effective Date”). As such, as of the Effective Date, the definition of “Stockholder” and “Stockholders” in the Agreement shall not include the MJ Investors, notwithstanding that the MJ Investors executed the Agreement and are parties to this Amendment.

2.                                      Deletion of the Definition of “JFI”.  As of the Effective Date, the definition of “JFI” in Section 1.1 is hereby deleted in its entirety.

3.                                      Deletion of the Definition of “MJ Investors”.  As of the Effective Date, the definition of “MJ Investors” in Section 1.1 is hereby deleted in its entirety.

4.                                      Amendment to Definition of “Permitted Transferee”.  As of the Effective Date, the definition of “Permitted Transferee” in Section 1.1 is hereby deleted in its entirety and replaced as follows:

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““Permitted Transferee” means (i) with respect to any Principal Investor or its Affiliates, (x) the owners of such Stockholder or its Affiliates in connection with a Mandatory Distribution, (y) a Charitable Organization to which such Stockholder wishes to make or has made a bona fide charitable contribution of Equity Securities and (z) any member, partner or other employee of such Principal Investor or its Affiliates in connection with a bona fide gift to any Charitable Organization made on the date of, but prior to, the execution of the underwriting agreement entered into in connection with any public offering conducted as an underwritten public offering approved by the Coordination Committee in accordance with Section 3.7, and any such recipient Charitable Organization and (ii) with respect to any Stockholder, an Affiliate (other than any “portfolio company” described below) of such Stockholder; provided, however, that any such Transferee, other than any Charitable Organization receiving Common Stock or other securities of the Company pursuant to clause (i)(z) above, shall agree in a writing in the form attached as Exhibit B hereto to be bound by and to comply with all applicable provisions of this Agreement; provided, further, however, that in no event shall (A) the Company or any of its Subsidiaries or (B) any “portfolio company” (as such term is customarily used among institutional investors) of any Stockholder or any entity controlled by any portfolio company of any Stockholder constitute a “Permitted Transferee”.”

5.                                      Amendment to Section 2.4(c).  As of the Effective Date, Section 2.4(c) is hereby deleted in its entirety and replaced as follows:

“(c)                            In connection with any vote or action by written consent of the stockholders of the Company relating to any matter requiring consent as specified in Section 2.4(a) or Section 2.4(b), each Stockholder (other than THD Holdings and its Permitted Transferees with respect to any matter to which they have approval rights pursuant to Section 2.4(d)) agrees, with respect to any Voting Securities beneficially owned by such Stockholder with respect to which it has the power to vote, (i) to vote against (and not act by written consent to approve) such matter if such matter has not been consented to by the Requisite Investors to the extent required by Section 2.4(a) or by all of the Principal Investors to the extent required by Section 2.4(b), as applicable, and (ii) to take or cause to be taken, upon the written request of Bain (if such matter has not been consented to by Bain), Carlyle (if such matter has not been consented to by Carlyle), or CD&R (if such matter has not been consented to by CD&R), all other reasonable actions, at the expense of the Company, required, to the extent permitted by law, to prevent the taking of any action by the Company with respect to a matter unless such matter has been consented to by the Requisite Investors if required by Section 2.4(a) or by all of the Investors if required by Section 2.4(b), as applicable.

6.                                      Deletion of Section 2.4(e).  As of the Effective Date, Section 2.4(e) is hereby deleted in its entirety.

7.                                      Deletion of Section 2.8(e).  As of the Effective Date, Section 2.8(e) is hereby deleted in its entirety.

8.                                      Amendment to Section 3.7.  As of the Effective Date, the third sentence of Section 3.7 is hereby deleted in its entirety and replaced as follows:

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“Following an IPO, the Coordination Committee shall coordinate all Transfers, other than Transfers to Permitted Transferees, including, without limitation, Rule 144 sales, distributions to limited partners, shelf takedowns and block trades in order to give each Investor and THD Holdings and its Permitted Transferees an opportunity to participate on a pro rata basis (based on ownership at the time of such Transfer and provided that each Investor’s pro rata share of any such transfer shall be reduced by the amount of Shares transferred to Charitable Organizations by such Investor pursuant to clause (i)(z) of the definition of Permitted Transferee); provided, however, that the Coordination Committee may not exercise its approval rights or make any binding determination in a manner that would, by its terms, adversely affect THD Holdings or its Permitted Transferees in a material manner relative to the Principal Investors and their Affiliates.”

9.                                      Amendment to Section 5.3.  As of the Effective Date, the first sentence of Section 5.3 is hereby deleted in its entirety and replaced as follows:

“This Agreement may be amended, and the Company may take any action herein otherwise prohibited, or omit to perform any act herein otherwise required to be performed by it, only if any such amendment, action or omission to act, has been approved by Stockholders holding in excess of 50% of the then-outstanding Voting Securities of the Stockholders and, subject to Section 2.8(c), such amendment has been unanimously approved by the Principal Investors, provided that this Agreement may not be amended in a manner adversely affecting the rights or obligations of any Stockholder which does not, by its terms, adversely affect the rights or obligations of all similarly situated Stockholders in the same manner without the consent of such Stockholder and provided further that this Agreement, subject to Section 2.8(d), may not be amended in a manner that would, by its terms, adversely affect the rights or obligations of THD Holdings or its Permitted Transferees relative to the Principal Investors and their Affiliates without the consent of THD Holdings.”

10.                               No Modification.  On and after the date of this Amendment each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.  The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect in accordance with its terms, and except as expressly set forth in this Amendment no other amendment or modification to the Agreement is agreed to or implied.

11.                               Governing Law; Jurisdiction and Forum; Waiver of Jury Trial. (a) This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such State and without reference to the choice-of-law principles that would result in the application of the laws of a different jurisdiction.

(b)                                 Each party to this Amendment irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in such district any suit, action or other proceeding arising out of or relating

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to this Amendment, and hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such court. Each party to this Amendment hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or other proceeding. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any suit, action or other proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(c)                                  EACH PARTY TO THIS AMENDMENT WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AMENDMENT, OR ANY OTHER AMENDMENTS EXECUTED IN CONNECTION HEREWITH OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. NO PARTY TO THIS AMENDMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AMENDMENT OR ANY RELATED INSTRUMENTS OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS AMENDMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 11. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

12.                               Counterparts.  This Amendment may be executed and delivered (including by facsimile or pdf transmission) in one or more counterparts, and by each party hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

HD SUPPLY HOLDINGS, INC.

By:	/s/ William P. Stengel, II
	Name:	William P. Stengel, II
	Title:	Senior Vice President, SBD & IR

[Signature Page to Stockholders Agreement Second Amendment]

CLAYTON, DUBILIER & RICE FUND VII, L.P.

By:	CD&R Associates VII, Ltd.,
its general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and Assistant Secretary

CD&R PARALLEL FUND VII, L.P.

By:	CD&R Parallel Fund Associates VII, Ltd.,
its general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and Assistant Secretary

[Signature Page to Stockholders Agreement Second Amendment]

CLAYTON, DUBILIER & RICE FUND VII
(CO-INVESTMENT), L.P.

By:	CD&R Associates VII (Co-Investment), Ltd.,
its general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

[Signature Page to Stockholders Agreement Second Amendment]

Carlyle Partners V, L.P.

By: TC Group V, L.P., its general partner
By: TC Group V, L.L.C., its general partner

By:	/s/ Brian Bernasek
	Name:	Brian Bernasek
	Title:	Managing Director

Carlyle Partners V-A, L.P.

By: TC Group V, L.P., its general partner
By: TC Group V, L.L.C., its general partner

By:	/s/ Brian Bernasek
	Name:	Brian Bernasek
	Title:	Managing Director

CP V Coinvestment A, L.P.

By: TC Group V, L.P., its general partner
By: TC Group V, L.L.C., its general partner

By:	/s/ Brian Bernasek
	Name:	Brian Bernasek
	Title:	Managing Director

[Signature Page to Stockholders Agreement Second Amendment]

CP V Coinvestment B, L.P.

By: TC Group V, L.P., its general partner
By: TC Group V, L.L.C., its general partner

By:	/s/ Brian Bernasek
	Name:	Brian Bernasek
	Title:	Managing Director

[Signature Page to Stockholders Agreement Second Amendment]

BAIN CAPITAL INTEGRAL INVESTORS
2006, LLC

By: Bain Capital Investors, LLC, its administrative member

By:	/s/ Stephen M. Zide
	Name:	Stephen M. Zide
	Title:	Managing Director

[Signature Page to Stockholders Agreement Second Amendment]

JFI-HDS, LLC

By:	JFI-HDS Partner, LLC,
its managing member

By:	/s/ Mitchell Jacobson
	Name:	Mitchell Jacobson
	Title:	Managing Member

JFI-HDS AFFILIATES, LLC

By:	JFI-HDS Partner, LLC,
its managing member

By:	/s/ Mitchell Jacobson
	Name:	Mitchell Jacobson
	Title:	Managing Member

[Signature Page to Stockholders Agreement Second Amendment]